THE ADVISORS' INNER CIRCLE FUND

                                  SYNOVUS FUNDS

                              INSTITUTIONAL SHARES

                        SUPPLEMENT DATED OCTOBER 15, 2001
                    TO THE PROSPECTUS DATED SEPTEMBER 5, 2001

    THIS SUPPLEMENT PROVIDES ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
       THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH
                                THE PROSPECTUS.


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The following disclosure replaces the fifth paragraph on page 16 of the
Prospectus:

     William H. Berkmeier is an officer with over 26 years of investment management experience. Mr. Berkmeier oversees the management of the Mid Cap Value Fund and is the Chief Investment Officer of the Canterbury Trust Company. Mr. Berkmeier graduated from Dickinson College in Carlisle, Pennsylvania. Mr. Berkmeier established Canterbury Trust Company in 1992. Prior to that time, he was Executive Vice President in charge of institutional accounts at IDS, the $90 billion investment arm of American Express Company. Mr. Berkmeier was also with the Wilshire Associates from 1981 to 1988, and was held on retainer by 43 clients with over $50 billion in aggregate assets. He remains a consultant to the Utility Pension Fund Study Group, which is comprised of 46 large electric utility companies.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE